FINANCIAL INSTRUMENTS AND RELATED DISCLOSURES	12 Months Ended
Jun. 30, 2022
FINANCIAL INSTRUMENTS AND RELATED DISCLOSURES..
FINANCIAL INSTRUMENTS AND RELATED DISCLOSURES

22.        FINANCIAL INSTRUMENTS AND RELATED DISCLOSURES

Financial risk management

The Group’s activities expose it to a variety of financial risks: market risk (including interest rate risk and currency risk), credit risk and liquidity risk. The Board of Directors has the overall responsibility for the establishment and oversight of the Group’s risk management framework.

The Group’s risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and to monitor risks and adherence to limits. Risk management policies are reviewed regularly to reflect changes in the market conditions and the Group’s activities. The Group’s Board of Directors oversees how management monitors compliance with the Group’s risk management policies and procedures, and reviews the adequacy of the risk management framework in relation to the risks faced by the Group.

A summary of the financial instruments held by category is provided below:

	June 30,	June 30,
	2022	2021
	(US$’000)
Financial assets - amortized cost
Deposits	4,556	4,446
Trade receivables	75,323	66,689
Other receivables	3,561	1,223
Due from related parties	108	1,755
Cash and cash equivalents	48,831	57,842
	132,379	131,955

Financial assets - fair value through other comprehensive income
Cash flow hedge (Note 9)	181	-

Financial liabilities - amortized cost
Lease liabilities	89,709	83,999
Borrowings	15,027	28,517
Trade and other payables	23,265	22,695
Due to related parties	2,595	4,275
	130,596	139,486
Financial liabilities – fair value through profit and loss
Warrant liabilities (Note 28)	11,311	13,621
	11,311	13,621

Financial liabilities – fair value through other comprehensive income
Cash flow hedge (Note 15)	992	316
	992	316

Movement of Warrant liabilities as of June 30, 2022 and 2021:

	June 30,	June 30,
	2022	2021
	(US$’000)
Opening balance	13,621	3,889
Fair Value Adjustment	(3,926)	7,786
Warrants vested during the year	1,616	1,946
Closing balance	11,311	13,621

Fair value hierarchy

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments by valuation technique:

●	Level 1: quoted (unadjusted) prices in active markets for identical assets and liabilities;
●	Level 2: other techniques for which all inputs which have a significant effect on the recorded fair value are observable, either directly or indirectly; and
●	Level 3: techniques which use inputs that have a significant effect on the recorded fair value that are not based on observable market data.

The fair value of the Group’s financial liability is measured at fair value on a recurring basis. The following table gives information about how the fair value of this financial liability is determined.

		June 30,	June 30,
		2022	2021
		(US$’000)
Financial liabilities – fair value through profit and loss	Fair value hierarchy

Warrant liabilities (Note 28)	Level 3	11,311	13,621

Financial liabilities – fair value through other comprehensive income	Fair value hierarchy
Cash flow hedge (Note 15)	Level 2	992	316
		12,303	13,937

Amounts reclassified from other comprehensive income to profit and loss related to cash flow hedges were $0.3 million and nil for the years ended June 30, 2022 and 2021, respectively. There were no transfers between the different hierarchies levels in the years ended June 30, 2022 and 2021.

22.1.     Market risk

22.1.1  Interest rate risk

The Group’s exposure to market risk for changes in interest rates relates primarily to the cash and bank balances and credit facilities. Borrowings under the PNC Credit Facility bear interest at SOFR plus 1.75% and/or negative 0.5% of the PNC Commercial Lending Rate for domestic loans. The Group attempts to manage its exposure to interest rate changes to mitigate the impact to its profitability and has used an interest rate swaps to achieve this goal.

In March 2020, Ibex Global Solutions, Inc., entered into a $15 million notional floating to fixed interest-rate swap to hedge the interest rate risk on the first $15 million of its balance outstanding under the PNC Credit Facility.  At the time the hedge was executed, all critical terms matched between the hedge and the hedged item. Hedge effectiveness was assessed prospectively at inception, and on an ongoing basis by confirming that the critical terms continue to match. For the year ended June 30, 2022, due to a temporary decline in the line of credit balance, the Company recorded $0.05 million of hedge ineffectiveness which is included in finance expenses. No hedge ineffectiveness was identified for the years ended June 30, 2021 and 2020. The fair value of the interest rate swap was $0.2 million asset as of June 30, 2022 and is included in trade and other receivables. As of June 30, 2021, the fair value of the interest rate hedge was $0.3 million liability and is included in trade and other payables.

Effective June 1, 2022, the hedged debt index was changed from LIBOR to SOFR and the hedge documentation was updated to reflect this change on the effective date. The swap was not amended. As a result of Phase II practical expedients, the original hedge designation remains intact, and the Company will continue to apply a qualitative effectiveness assessment method.

The fair value of the interest rate swap as of June 30, 2022 and June 30, 2021 is as follows:

	USD	Floating rate	Fixed rate	Fair value
Maturity Date	Notional	receivable	payable	(liability) / asset
	(US$’000)
Interest rate swap
March 26, 2023	$15,000	1M USD-SOFR	1.43%
Fair value as of June 30, 2021				$(316)
Fair value as of June 30, 2022				$170

Based on the Group’s debt position as of June 30, 2022 and taking into account the impact of the interest-rate swap referred above; a 1% change in interest rates would impact the finance costs by $0.5 million (June 30, 2021: $0.9 million).

22.1.2  Foreign currency exchange risk

The Group serves many of our U.S.-based clients using contact center capacity in various countries such as Philippines, Pakistan, Nicaragua, Honduras, and Jamaica. Although contracts with these clients are typically priced in U.S. dollars, a substantial portion of related costs is denominated in the local currency of the country where services are provided, resulting in foreign currency exposure which could have an impact on our results of operations. Our primary foreign currency exposures are in Philippine Peso, Jamaican Dollar and Pakistan Rupee; to a lesser extent, we have exposures in Euro, Pound Sterling, CFA Franc (XOF), Nicaraguan Cordoba, Canadian Dollar, and Honduran Lempira. There can be no assurance that we can take actions to mitigate such exposure in the future, and if taken, that such actions will be successful or that future changes in currency exchange rates will not have a material adverse impact on our future operating results. A significant change in the value of the U.S. Dollar against the currency of one or more countries where we operate may have a material adverse effect on our financial condition and results of operations.

Foreign currency exchange risk arises mainly where receivables and payables exist due to transactions entered into in foreign currencies. As such, the Company is exposed to the following foreign currency exchange risks:

●	Transaction foreign currency risk is the exchange risk associated with the time delay between entering into a contract and settling it. Greater time differences exacerbate transaction foreign currency risk, as there is more time for the two exchange rates to fluctuate.
●	Translation foreign currency risk is the risk that the Company’s non-U.S. Dollar assets and liabilities will change in value as a result of exchange rate changes. Monetary assets and liabilities are translated into U.S. Dollars at the applicable exchange rate prevailing at the applicable date. Any adverse valuation moves due to exchange rate changes at such time are charged directly and could impact our financial position and results of operations. For the purposes of preparing the consolidated financial statements, the Group convert subsidiaries’ financial statements as follows:
o	Statements of financial position are translated into U.S. Dollars from local currencies at the period-end exchange rate, shareholders’ equity is translated at historical exchange rates prevailing on the transaction date and income and cash flow statements are translated at average exchange rates for the period.

With all other variables held constant, a 5.0% depreciation in the Philippine Peso against the U.S. dollar would have increased net income after taxation in the fiscal year ended June 30, 2022 by approximately $1.0 million (June 30, 2021: $1.6 million). Conversely, a 5.0% appreciation in the Philippine Peso against the U.S. dollar would have decreased net income after taxation in the fiscal year ended June 30, 2022 by approximately $1.0 million (June 30, 2021: $1.6 million). A 5.0% depreciation in Euro against the U.S. dollar would have decreased net loss after taxation in the fiscal year ended June 30, 2022 by approximately $0.2 million (June 30, 2021: $0.1 million). Conversely, a 5.0% appreciation in the Euro against the U.S. dollar would have increased net loss after taxation in the fiscal year ended June 30, 2022 by approximately $0.2 million (June 30, 2021: $0.1 million). Similarly, a 5.0% depreciation in the Pakistan Rupee against the U.S. dollar would have increased our net income after taxation in the fiscal year ended June 30, 2022 by approximately $0.1 million (June 30, 2021: $0.3 million). Conversely, a 5.0% appreciation in the Pakistan Rupee against the U.S. dollar would have decreased our net income after taxation in the fiscal year ended June 30, 2022 by approximately $0.1 million (June 30, 2021: $0.3 million).

During the year ended June 30, 2022, the Group entered into foreign currency exchange contracts, consisting of offsetting foreign exchange option contracts (“zero-cost collars” or “collars”), to mitigate foreign exchange fluctuations on the Philippine Peso (“PHP”) within a certain range and on a certain percentage of its PHP operating costs.  The zero-cost collars were recognized, in accordance with IFRS 9, as financial assets (or liabilities, as applicable) at fair value through other comprehensive income.

As of June 30, 2022, the fair value of the foreign exchange option contracts that were recognized as financial assets and liabilities at fair value through other comprehensive income were as follows:

		Notional		Fair Value
	Hedged	foreign	Notional	assets /
Settlement date	currency	currency rate	amount	(liabilities)
	(US$’000)
Foreign currency option contracts - assets
July 5, 2022 through June 20, 2023	PHP	49.00-54.20	$21,380	11
Fair value as of June 30, 2022				11
Foreign currency option contracts - liabilities
July 5, 2022 through June 20, 2023	PHP	49.00-54.20	$21,380	992
Fair value as of June 30, 2022				992

The fair value of the zero-cost collars are included in trade and other payables and other current assets in the statement of financial position, as applicable.

The models used to determine the fair value of the cash flow hedges incorporate various inputs such as foreign exchange spot rates, interest rate curves, and the terms of the contracts.  These cash flow hedges are considered Level 2 within the fair value hierarchy.

22.1.3. Hedge accounting

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges are recognized in other comprehensive income and accumulated under the heading of cash flow hedging reserve, limited to the cumulative change in fair value of the hedged item from inception of the hedge. Ineffectiveness is recognized immediately in finance expenses, as it relates to the interest rate swap, or payroll and related costs, as it relates to the foreign exchange option contracts, in the statements of other comprehensive income. Amounts previously recognized in other comprehensive income and accumulated in equity are reclassified to profit or loss in the periods when the hedged item affects profit or loss, in the same line as the recognized hedged item. During the year ended June 30, 2022, the Group reclassified a loss of $0.3 million related to its collars in payroll and related costs.

Movement of the cash flow hedge reserve is as follows:

	June 30,	June 30,
	2022	2021
	(US$’000)
Opening balance	316	518
Loss / (gain) arising on changes in fair value of hedging instruments during the period	860	(202)
(Loss) / gain reclassified to profit or loss - hedged item has affected profit or loss	(319)	-
Closing balance	857	316

22.2.     Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and causes the other party to incur a financial loss. The Group is exposed to credit risk on its accounts receivable mainly in the communications services, technology, consumer, and industrials sectors. The Group mitigates the risk by diversifying its client base in these sectors.

Financial instruments which potentially expose the Group to concentrations of credit risk consist primarily of cash and cash equivalents, accounts receivable, loans and advances and notes receivable. The Group’s cash and cash equivalents are held with US and foreign commercial banks. The balance at times may exceed insured limits.

Credit rating wise breakup of bank balances:

	June 30,	June 30,
	2022	2021
	(US$’000)
A-1+	3,283	2,396
A-1	42,146	—
AA-	694	—
A+	524	45,082
A	—	3,138
A-	—	403
A-3	128	—
B+	943	955
BA3	73	90
BBB+	—	4,635
BBB	1,015	1,118
Non - Rated	25	25
Total	48,831	57,842

The maximum exposure to credit risk is as follows:

	June 30,	June 30,
	2022	2021
	(US$’000)
Financial assets - amortized cost
Deposits	4,556	4,446
Trade receivables	75,323	66,689
Other receivables	3,561	1,223
Due from related parties	108	1,755
Cash and cash equivalents	48,831	57,842
	132,379	131,955

Majority of the Group’s financial assets are represented by trade receivables, due from related parties and cash and cash equivalents which are not materially deteriorated.

The Group’s top three clients based on respective fiscal year revenue are shown below:

	2022
	Revenue		Trade debts gross
	Amount		Amount
	(US$’000)	% of total	(US$’000)	% of total
Client 1	59,570	12%	9,966	13%
Client 2	36,814	8%	5,725	7%
Client 3	35,827	7%	4,369	6%
Subtotal	132,211	27%	20,060	26%
Others	361,361	73%	56,648	74%
Revenue from external customers	493,572	100%	76,708	100%

	2021
	Revenue		Trade debts gross
	Amount		Amount
	(US$’000)	% of total	(US$’000)	% of total
Client 1	55,181	12%	7,247	10%
Client 2	51,991	12%	6,169	9%
Client 3	48,245	11%	4,936	7%
Subtotal	155,417	35%	18,352	26%
Others	288,245	65%	51,363	74%
Revenue from external customers	443,662	100%	69,715	100%

	2020
	Revenue		Trade debts gross
	Amount		Amount
	(US$’000)	% of total	(US$’000)	% of total
Client 1	73,743	18%	114	0%
Client 2	64,937	16%	7,425	13%
Client 3	38,528	10%	9,012	16%
Subtotal	177,208	44%	16,551	30%
Others	227,927	56%	39,311	70%
Revenue from external customers	405,135	100%	55,862	100%

The Group continuously monitors defaults of customers and other counterparties, identified either individually or by group, and incorporate this information into its credit risk controls.

The consolidated entities recognizes a loss allowance for expected credit losses on financial assets which are measured at amortized cost. The measurement of the loss allowance depends upon the assessment at the end of each reporting period as to whether the financial instrument’s credit risk has increased significantly since initial recognition, based on reasonable and supportable information that is available, without undue cost or effort to obtain. Based on the historic trend and expected performance of the customers, the Group believes that the below expected credit loss allowance sufficiently covers the risk of default. Trade receivable balances are reviewed closely for changes in creditworthiness, including those related to COVID-19, are integrated into assessment of credit risk and expected credit losses. Forward-looking information including macroeconomic factors such as GDP, unemployment and inflation rate in the countries where Group operates.  Based on the current knowledge of COVID-19 developments, the Company assumes that there will be no material deterioration on the trade receivable balances.

In measuring expected credit losses, trade receivables are assessed on a collective basis as they possess shared credit risk characteristics. Trade receivables are grouped based on days past due and also according to the geographical location of customers.

On the above basis the expected credit loss for trade receivables as at June 30, 2022 and June 30, 2021 was determined as follows:

	June 30, 2022
	(US$’000)
		Due: 0 to 30	Due: 31 - 60	Due: 61 to 90	Due: 91 - 180	Due: over 180
	Not overdue	days	days	days	days	days	Total
Expected credit loss rate	0%	0%	3%	15%	31%	98%	—
Gross carrying amount	73,524	1,302	238	196	261	1,187	76,708
Lifetime expected credit loss	4	1	7	29	80	1,169	1,290
Individually impaired trade receivables							—
Total allowance for credit losses							1,290

	June 30, 2021
	(US$’000)
		Due: 0 to 30	Due: 31 - 60	Due: 61 to 90	Due: 91 - 180	Due: over 180
	Not overdue	days	days	days	days	days	Total
Expected credit loss rate	0%	0%	1%	17%	25%	77%	—
Gross carrying amount	65,090	1,933	192	190	300	2,010	69,715
Lifetime expected credit loss	4	6	1	33	74	1,545	1,663
Individually impaired trade receivables							638
Total allowance for credit losses							2,301

Below are the details of specific individually credit impaired balances as of June 30, 2022:

	June 30,	June 30,
	2022	2021
	(US$’000)
Credit impaired trade receivables - Gross carrying amount	1,138	2,142
Expected credit loss allowance	(1,124)	(2,124)
	14	18

The Group does not hold any collateral against these assets. Financial assets other than trade debts have no material ECL allowances on those balances as of June 30, 2022 and June 30, 2021.

22.3.     Liquidity risk

The Group’s policy is to ensure that it will always have sufficient cash to allow it to meet its liabilities when they become due. To achieve this aim, it seeks to maintain cash balances (or agreed facilities) to meet expected requirements for a period of at least 45 days. The Board receives cash flow projections on a quarterly basis as well as information regarding cash balances and investments. The liquidity risk of each group entity is managed at the entity level. Where facilities of group entities need to be increased, approval must be sought by the entity’s CFO. Where the amount of the facility is above a certain level, agreement of the Group CFO and the board is needed.

The Group’s cash generated from operations for the year ended June 30, 2022, was $61.1 million (June 30, 2021: $40.6 million).

The following table presents the contractual maturities (liquidity analysis) as of June 30, 2022 and 2021:

	June 30, 2022
	Less than 1
	year	1 - 3 years	4 - 5 years	Total
	(US$’000)
Deposits	840	3,716	—	4,556
Trade receivables	75,323	—	—	75,323
Other receivables	3,561	—	—	3,561
Due from related parties	108	—	—	108
Cash and cash equivalents	48,831	—	—	48,831
Subtotal	128,663	3,716	—	132,379
Lease liability	20,333	35,621	60,428	116,382
Long - term other borrowings	3,587	343	—	3,930
Line of credit	11,202	—	—	11,202
Trade and other payables	24,257	—	—	24,257
Due to related parties	2,595	—	—	2,595
Subtotal	61,974	35,964	60,428	158,366
Net liquidity position	66,689	(32,248)	(60,428)	(25,987)

	June 30, 2021
	Less than 1
	year	1 - 3 years	4 - 5 years	Total
	(US$’000)
Deposits	731	3,715	—	4,446
Trade receivables	66,689	—	—	66,689
Other receivables	1,223	—	—	1,223
Due from related parties	1,755	—	—	1,755
Cash and cash equivalents	57,842	—	—	57,842
Subtotal	128,240	3,715	—	131,955
Lease liability	18,344	32,811	61,730	112,885
Long - term other borrowings	4,626	1,855		6,481
Line of credit	22,312	—	—	22,312
Trade and other payables	23,011	—	—	23,011
Due to related parties	4,275	—	—	4,275
Subtotal	72,568	34,666	61,730	168,964
Net liquidity position	55,672	(30,951)	(61,730)	(37,009)